Exhibit 99.1

APPLIED MATERIALS ANNOUNCES SECOND QUARTER 2021 RESULTS

•Record quarterly revenue of $5.58 billion, up 41 percent year over year
•Quarterly GAAP operating margin of 28.3 percent and non-GAAP operating margin of 31.7 percent, up 4.7 points and 7.0 points year over year, respectively
•Quarterly GAAP EPS of $1.43 and record non-GAAP EPS of $1.63, up 74 percent and 83 percent year over year, respectively

SANTA CLARA, Calif., May 20, 2021 — Applied Materials, Inc. (NASDAQ: AMAT) today reported results for its second quarter ended May 2, 2021.
Second Quarter Results
Applied generated revenue of $5.58 billion. On a GAAP basis, the company recorded gross margin of 47.5 percent, operating income of $1.58 billion or 28.3 percent of net sales, and earnings per share (EPS) of $1.43.
On a non-GAAP adjusted basis, the company reported gross margin of 47.7 percent, operating income of $1.77 billion or 31.7 percent of net sales, and EPS of $1.63.
The company generated $1.19 billion in cash from operations and returned $952 million to shareholders including $750 million in share repurchases and $202 million in dividends.
“Applied Materials’ record performance is underpinned by broad-based strength across our semiconductor businesses,” said Gary Dickerson, President and CEO. “We are confident in our ability to outperform our markets as large, secular trends create sustainable demand for semiconductors and our leadership in materials engineering becomes increasingly critical to deliver new chip technologies.”

Applied Materials, Inc.

Quarterly Results Summary

	Q2 FY2021	Q2 FY2020	Change
	(In millions, except per share amounts and percentages)
Net sales	$5,582	$3,957	41%
Gross margin	47.5%	44.2%	3.3 points
Operating margin	28.3%	23.6%	4.7 points
Net income	$1,330	$755	76%
Diluted earnings per share	$1.43	$0.82	74%
Non-GAAP Adjusted Results
Non-GAAP adjusted gross margin	47.7%	44.6%	3.1 points
Non-GAAP adjusted operating margin	31.7%	24.7%	7.0 points
Non-GAAP adjusted net income	$1,509	$817	85%
Non-GAAP adjusted diluted EPS	$1.63	$0.89	83%

Second quarter GAAP results included a $154 million deal termination fee paid per the terms of the Share Purchase Agreement with Kokusai Electric Corporation and KKR HKE Investment L.P., which reduced earnings per share by $0.17.
A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of Non-GAAP Adjusted Financial Measures” section.

Applied Materials, Inc.

Business Outlook
In the third quarter of fiscal 2021, Applied expects net sales to be approximately $5.92 billion, plus or minus $200 million. Non-GAAP adjusted diluted EPS is expected to be in the range of $1.70 to $1.82.
This outlook for non-GAAP adjusted diluted EPS excludes known charges related to completed acquisitions of $0.01 per share, includes the normalized tax benefit of share-based compensation of $0.01 per share and a net income tax benefit related to intra-entity intangible asset transfers of $0.03 per share, but does not reflect any items that are unknown at this time, such as any additional charges related to acquisitions or other non-operational or unusual items, as well as other tax related items, which we are not able to predict without unreasonable efforts due to their inherent uncertainty.

Second Quarter Reportable Segment Information

Semiconductor Systems	Q2 FY2021	Q2 FY2020
	(In millions, except percentages)
Net sales	$3,972	$2,567
Foundry, logic and other	56%	56%
DRAM	14%	22%
Flash memory	30%	22%
Operating income	$1,542	$782
Operating margin	38.8%	30.5%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$1,555	$798
Non-GAAP adjusted operating margin	39.1%	31.1%

Applied Global Services	Q2 FY2021	Q2 FY2020
	(In millions, except percentages)
Net sales	$1,203	$1,018
Operating income	$358	$256
Operating margin	29.8%	25.1%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$359	$260
Non-GAAP adjusted operating margin	29.8%	25.5%

Applied Materials, Inc.

Display and Adjacent Markets	Q2 FY2021	Q2 FY2020
	(In millions, except percentages)
Net sales	$375	$365
Operating income	$65	$75
Operating margin	17.3%	20.5%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$66	$78
Non-GAAP adjusted operating margin	17.6%	21.4%

Use of Non-GAAP Adjusted Financial Measures

Applied provides investors with certain non-GAAP adjusted financial measures, which are adjusted for the impact of certain costs, expenses, gains and losses, including certain items related to mergers and acquisitions; restructuring and severance charges and any associated adjustments; certain incremental expenses related to COVID-19; impairments of assets; gain or loss on strategic investments; loss on early extinguishment of debt; certain income tax items and other discrete adjustments. On a non-GAAP basis, the tax effect related to share-based compensation is recognized ratably over the fiscal year. Additionally, non-GAAP results exclude estimated discrete income tax expense items associated with U.S. tax legislation. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in the financial tables included in this release.
Management uses these non-GAAP adjusted financial measures to evaluate the company’s operating and financial performance and for planning purposes, and as performance measures in its executive compensation program. Applied believes these measures enhance an overall understanding of its performance and investors’ ability to review the company’s business from the same perspective as the company’s management, and facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Applied's ongoing operating performance. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles, may be different from non-GAAP financial measures used by other companies, and may exclude certain items that may have a material impact upon our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP.
Webcast Information
Applied Materials will discuss these results during an earnings call that begins at 1:30 p.m. Pacific Time today. A live webcast and related slide presentation will be available at www.appliedmaterials.com. A replay will be available on the website beginning at 5:00 p.m. Pacific Time today.

Applied Materials, Inc.

Forward-Looking Statements

This press release contains forward-looking statements, including those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, technology transitions, our business and financial performance and market share positions, our capital allocation and cash deployment strategies, our investment and growth strategies, our development of new products and technologies, our business outlook for the third quarter of fiscal 2021 and beyond, the impact of the ongoing COVID-19 pandemic and responses thereto on our operations and financial results, and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; the effects of regional or global health epidemics, including the severity and duration of the ongoing COVID-19 pandemic; global trade issues and changes in trade and export license policies, including the recent rules and interpretations promulgated by U.S. Department of Commerce expanding export license requirements for certain products sold to certain entities in China; consumer demand for electronic products; the demand for semiconductors; customers’ technology and capacity requirements; the introduction of new and innovative technologies, and the timing of technology transitions; our ability to develop, deliver and support new products and technologies; the concentrated nature of our customer base; acquisitions, investments and divestitures; changes in income tax laws; our ability to expand our current markets, increase market share and develop new markets; market acceptance of existing and newly developed products; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives, align our resources and cost structure with business conditions, and attract, motivate and retain key employees; the variability of operating expenses and results among products and segments, and our ability to accurately forecast future results, market conditions, customer requirements and business needs; and other risks and uncertainties described in our SEC filings, including our recent Forms 10-Q and 8-K. All forward-looking statements are based on management’s current estimates, projections and assumptions, and we assume no obligation to update them.

About Applied Materials

Applied Materials, Inc. (Nasdaq: AMAT) is the leader in materials engineering solutions used to produce virtually every new chip and advanced display in the world. Our expertise in modifying materials at atomic levels and on an industrial scale enables customers to transform possibilities into reality. At Applied Materials, our innovations make possible a better future. Learn more at www.appliedmaterials.com.

Contact:
Ricky Gradwohl (editorial/media) 408.235.4676
Michael Sullivan (financial community) 408.986.7977

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended		Six Months Ended
(In millions, except per share amounts)	May 2, 2021	April 26, 2020	May 2, 2021	April 26, 2020
Net sales	$5,582	$3,957	$10,744	$8,119
Cost of products sold	2,929	2,208	5,742	4,512
Gross profit	2,653	1,749	5,002	3,607
Operating expenses:
Research, development and engineering	617	550	1,223	1,102
Marketing and selling	148	130	295	265
General and administrative	149	137	310	266
Severance and related charges	6	—	158	—
Deal termination fee	154	—	154	—
Total operating expenses	1,074	817	2,140	1,633
Income from operations	1,579	932	2,862	1,974
Interest expense	61	61	122	120
Interest and other income, net	27	7	45	29
Income before income taxes	1,545	878	2,785	1,883
Provision for income taxes	215	123	325	236
Net income	$1,330	$755	$2,460	$1,647
Earnings per share:
Basic	$1.45	$0.82	$2.68	$1.80
Diluted	$1.43	$0.82	$2.66	$1.78
Weighted average number of shares:
Basic	918	917	917	917
Diluted	927	923	926	925

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED BALANCE SHEETS

(In millions)	May 2, 2021	October 25, 2020
ASSETS
Current assets:
Cash and cash equivalents	$6,305	$5,351
Short-term investments	460	387
Accounts receivable, net	3,375	2,963
Inventories	4,053	3,904
Other current assets	778	764
Total current assets	14,971	13,369
Long-term investments	1,569	1,538
Property, plant and equipment, net	1,768	1,604
Goodwill	3,479	3,466
Purchased technology and other intangible assets, net	127	153
Deferred income taxes and other assets	2,171	2,223
Total assets	$24,085	$22,353
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$3,116	$3,138
Contract liabilities	1,706	1,321
Total current liabilities	4,822	4,459
Long-term debt, net of current portion	5,450	5,448
Income taxes payable	1,138	1,206
Other liabilities	682	662
Total liabilities	12,092	11,775
Total stockholders’ equity	11,993	10,578
Total liabilities and stockholders’ equity	$24,085	$22,353

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(In millions)	Three Months Ended		Six Months Ended
	May 2, 2021	April 26, 2020	May 2, 2021	April 26, 2020
Cash flows from operating activities:
Net income	$1,330	$755	$2,460	$1,647
Adjustments required to reconcile net income to cash provided by operating activities:
Depreciation and amortization	97	91	191	185
Severance and related charges	1	—	149	—
Share-based compensation	84	71	191	164
Deferred income taxes	(4)	(11)	24	19
Other	(15)	7	(15)	22
Net change in operating assets and liabilities	(306)	(278)	(392)	(415)
Cash provided by operating activities	1,187	635	2,608	1,622
Cash flows from investing activities:
Capital expenditures	(204)	(71)	(325)	(173)
Cash paid for acquisitions, net of cash acquired	—	(27)	(12)	(27)
Proceeds from sales and maturities of investments	266	667	624	1,035
Purchases of investments	(281)	(404)	(722)	(832)
Cash provided by (used in) investing activities	(219)	165	(435)	3
Cash flows from financing activities:
Debt borrowings, net of issuance costs	—	1,498	—	1,498
Proceeds from common stock issuances	86	76	86	91
Common stock repurchases	(750)	(199)	(750)	(399)
Tax withholding payments for vested equity awards	(17)	(10)	(159)	(163)
Payments of dividends to stockholders	(202)	(193)	(403)	(385)
Cash provided by (used in) financing activities	(883)	1,172	(1,226)	642
Increase in cash, cash equivalents and restricted cash equivalents	85	1,972	947	2,267
Cash, cash equivalents and restricted cash equivalents—beginning of period	6,328	3,424	5,466	3,129
Cash, cash equivalents and restricted cash equivalents — end of period	$6,413	$5,396	$6,413	$5,396

Reconciliation of cash, cash equivalents, and restricted cash equivalents
Cash and cash equivalents	$6,305	$5,281	$6,305	$5,281
Restricted cash equivalents included in deferred income taxes and other assets	108	115	108	115
Total cash, cash equivalents, and restricted cash equivalents	$6,413	$5,396	$6,413	$5,396

Supplemental cash flow information:
Cash payments for income taxes	$299	$199	$409	$281
Cash refunds from income taxes	$4	$4	$23	$5
Cash payments for interest	$68	$76	$103	$110

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION

Corporate and Other

(In millions)	Q2 FY2021	Q2 FY2020
Unallocated net sales	$32	$7
Unallocated cost of products sold and expenses	(174)	(117)
Share-based compensation	(84)	(71)
Severance and related charges	(6)	—
Deal termination fee	(154)	—
Total	$(386)	$(181)

Additional Information

	Q2 FY2021	Q2 FY2020
Net Sales by Geography (In millions)
United States	$489	$331
% of Total	9%	8%
Europe	$229	$181
% of Total	4%	5%
Japan	$442	$467
% of Total	8%	12%
Korea	$1,428	$753
% of Total	25%	19%
Taiwan	$1,041	$1,029
% of Total	19%	26%
Southeast Asia	$109	$58
% of Total	2%	1%
China	$1,844	$1,138
% of Total	33%	29%

Employees (In thousands)
Regular Full Time	24.8	22.7

Applied Materials, Inc.

 APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended		Six Months Ended
(In millions, except percentages)	May 2, 2021	April 26, 2020	May 2, 2021	April 26, 2020
Non-GAAP Adjusted Gross Profit
Reported gross profit - GAAP basis	$2,653	$1,749	$5,002	$3,607
Certain items associated with acquisitions[1]	7	8	15	17
Certain incremental expenses related to COVID-19[2]	—	8	12	8
Other charges	2	—	2	—
Non-GAAP adjusted gross profit	$2,662	$1,765	$5,031	$3,632
Non-GAAP adjusted gross margin	47.7%	44.6%	46.8%	44.7%
Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$1,579	$932	$2,862	$1,974
Certain items associated with acquisitions[1]	12	13	25	26
Acquisition integration and deal costs	11	21	35	34
Certain incremental expenses related to COVID-19[2]	—	10	24	10
Severance and related charges[3]	6	—	158	—
Deal termination fee	154	—	154	—
Other charges	6	—	6	—
Non-GAAP adjusted operating income	$1,768	$976	$3,264	$2,044
Non-GAAP adjusted operating margin	31.7%	24.7%	30.4%	25.2%
Non-GAAP Adjusted Net Income
Reported net income - GAAP basis	$1,330	$755	$2,460	$1,647
Certain items associated with acquisitions[1]	12	13	25	26
Acquisition integration and deal costs	12	21	36	34
Certain incremental expenses related to COVID-19[2]	—	10	24	10
Severance and related charges[3]	6	—	158	—
Deal termination fee	154	—	154	—
Realized loss (gain) on strategic investments, net	6	5	4	7
Unrealized loss (gain) on strategic investments, net	(26)	2	(32)	4
Other charges	6	—	6	—
Income tax effect of share-based compensation[4]	6	8	(23)	(25)
Income tax effects related to intra-entity intangible asset transfers	17	16	37	37
Resolution of prior years’ income tax filings and other tax items	(10)	(3)	(13)	(4)
Income tax effect of non-GAAP adjustments[5]	(4)	(10)	(45)	(15)
Non-GAAP adjusted net income	$1,509	$817	$2,791	$1,721

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2	Temporary incremental employee compensation during the COVID-19 pandemic.

3	The severance and related charges primarily related to a one-time voluntary retirement program offered to certain eligible employees.

4	GAAP basis tax benefit related to share-based compensation is recognized ratably over the fiscal year on a non-GAAP basis.

5	Adjustment to provision for income taxes related to non-GAAP adjustments reflected in income before income taxes.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended		Six Months Ended
(In millions, except per share amounts)	May 2, 2021	April 26, 2020	May 2, 2021	April 26, 2020
Non-GAAP Adjusted Earnings Per Diluted Share
Reported earnings per diluted share - GAAP basis	$1.43	$0.82	$2.66	$1.78
Certain items associated with acquisitions	0.01	0.01	0.02	0.02
Acquisition integration and deal costs	0.01	0.02	0.03	0.04
Certain incremental expenses related to COVID-19	—	0.01	0.02	0.01
Severance and related charges	0.01	—	0.13	—
Deal termination fee	0.17	—	0.17	—
Realized loss (gain) on strategic investments, net	0.01	0.01	—	0.01
Unrealized loss (gain) on strategic investments, net	(0.03)	—	(0.02)	—
Income tax effect of share-based compensation	0.01	0.01	(0.02)	(0.03)
Income tax effects related to intra-entity intangible asset transfers	0.02	0.02	0.04	0.04
Resolution of prior years’ income tax filings and other tax items	(0.01)	(0.01)	(0.01)	(0.01)
Non-GAAP adjusted earnings per diluted share	$1.63	$0.89	$3.02	$1.86
Weighted average number of diluted shares	927	923	926	925

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended		Six Months Ended
(In millions, except percentages)	May 2, 2021	April 26, 2020	May 2, 2021	April 26, 2020
Semiconductor Systems Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$1,542	$782	$2,803	$1,697
Certain items associated with acquisitions[1]	10	10	20	20
Acquisition integration costs	—	—	(2)	—
Certain incremental expenses related to COVID-19[2]	—	6	12	6
Other charges	3	—	3	—
Non-GAAP adjusted operating income	$1,555	$798	$2,836	$1,723
Non-GAAP adjusted operating margin	39.1%	31.1%	37.7%	32.0%
AGS Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$358	$256	$690	$534
Certain incremental expenses related to COVID-19[2]	—	4	8	4
Other charges	1	—	1	—
Non-GAAP adjusted operating income	$359	$260	$699	$538
Non-GAAP adjusted operating margin	29.8%	25.5%	29.6%	26.7%
Display and Adjacent Markets Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$65	$75	$130	$113
Certain items associated with acquisitions[1]	1	3	2	6
Certain incremental expenses related to COVID-19[2]	—	—	1	—
Severance and related charges[3]	—	—	8	—
Non-GAAP adjusted operating income	$66	$78	$141	$119
Non-GAAP adjusted operating margin	17.6%	21.4%	17.9%	17.1%

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.
2	Temporary incremental employee compensation during the COVID-19 pandemic.
3	The severance and related charges related to workforce reduction actions globally across the Display and Adjacent Markets business.

Note: The reconciliation of GAAP and non-GAAP adjusted segment results above does not include certain revenues, costs of products sold and operating expenses that are reported within corporate and other and included in consolidated operating income.

Applied Materials, Inc.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED EFFECTIVE INCOME TAX RATE

Three Months Ended
(In millions, except percentages)	May 2, 2021

Provision for income taxes - GAAP basis (a)	$215
Income tax effect of share-based compensation	(6)
Income tax effects related to intra-entity intangible asset transfers	(17)
Resolutions of prior years’ income tax filings and other tax items	10
Income tax effect of non-GAAP adjustments	4
Non-GAAP adjusted provision for income taxes (b)	$206

Income before income taxes - GAAP basis (c)	$1,545
Certain items associated with acquisitions	12
Acquisition integration and deal costs	12
Certain incremental expenses related to COVID-19	—
Severance and related charges	6
Deal termination fee	154
Realized loss (gain) on strategic investments, net	6
Unrealized loss (gain) on strategic investments, net	(26)
Other charges	6
Non-GAAP adjusted income before income taxes (d)	$1,715

Effective income tax rate - GAAP basis (a/c)	13.9%

Non-GAAP adjusted effective income tax rate (b/d)	12.0%